-------------------------------------------------------------------------------
                               MORGAN STANLEY
                             AFRICA INVESTMENT
                                FUND, INC.
-------------------------------------------------------------------------------

                            SEMI-ANNUAL REPORT
                               JUNE 30, 1998
                   MORGAN STANLEY ASSET MANAGEMENT INC.
                            INVESTMENT ADVISER


                             MORGAN STANLEY
                       AFRICA INVESTMENT FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
-------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
-------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
-------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
-------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
------------

For the six months ended June 30, 1998, the Morgan Stanley Africa Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 8.84% compared to -5.64% for the Fleming Africa Index including South Africa (the "Index"). For the one year ended June 30, 1998, and for the period since the Fund's commencement of operations on February 14, 1994 through June 30, 1998, the Fund's total return, based on net asset value per share, was -11.07% and 64.45%, respectively, compared to -22.67% and 27.71%, respectively, for the Index. On June 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $11 7/8, representing a 24.2% discount to the Fund's net asset value per share.

SOUTH AFRICA

The South African rand came under extreme pressure during the months of May and June, reacting to movements in the Japanese yen and South East Asian currencies. The rand slipped from 5.03 per U.S. dollar to 5.87 per U.S. dollar, or 17%, during the second quarter. The South African Reserve Bank used approximately $10 billion defending the currency, resulting in a further deterioration of the net reserve account, while interest rates rose by approximately 6%. The Johannesburg Stock Exchange All-Share Index fell by 10% in local currency terms during the second quarter, bringing the market losses to 23% in dollar terms.

The weakness in the currency and the reversal of interest rate trends have dramatically altered the short-term investment thesis for the country. The expectation of interest rate cuts and acceleration of economic growth had driven the market to a 29% gain in the first few months of the year, but downward revisions of the country's growth prospects and the fall in the currency resulted in poor market performance, now down 10% for the first six months of 1998. We have reduced our expectation for gross domestic product growth for 1998 and 1999 from 1.5% and 3.5% to 0.5% and 1.5%, respectively. Consequently, we have increased our exposure to businesses with revenues in hard currency and costs in rand, which include the commodity exporters, as they should outperform in the short term.

During the period of currency depreciation, the Fund had hedged a significant portion of its South African rand and Botswanan pula exposure (the Botswanan currency is pegged to the rand), and thus did not sustain the full loss implied by the weaker exchange rate.

EGYPT

The Egyptian market continued its disappointing performance during the second quarter as the EFG Index fell 14.1%. The issue of taxation of interest income from Treasury Bills was finally resolved at the end of June in a more lenient manner than previously anticipated. Bank shares reacted positively, but the news failed to ignite a market-wide rally. The pace of privatization has been slow in 1998, but should gather momentum after progress in discussions on the sale of government-owned banks leads to transactions in the coming six months. Misr Telecom, the state-owned wireline telecommunications provider, is also slated to be partially auctioned within the next six to twelve months. The construction sector continues its leadership of economic expansion, with cement sales and upper-income residential building increasing sharply. Capacity in both of these segments is increasing and should meet or exceed demand within three years.

We continue to favor the consumer goods and infrastructure segments, taking advantage of positive sector trends. We are particularly keen on Al-Ahram Beverages, the alcoholic and non-alcoholic beer monopoly, which trades at a price-earnings ratio of 12 times and should register 25% earnings per share growth for the next three years.

ZIMBABWE

The situation in Zimbabwe deteriorated over the course of the second quarter as the convergence of falling tobacco prices, the country's main crop and one of the principal sources of hard currency, and a major fraud in the financial system broke confidence and put further emphasis on the weak state of government finances. Tobacco prices recuperated somewhat towards the middle of the quarter, though the average realized price is expected to be 20% lower than in 1997. In the financial sector, the issuance of fraudulent government agency bonds approximately equivalent to $50 million sent shockwaves through the system and still remains unresolved.

Inflation remains high and the social impact of rising prices is beginning to be felt, with government trying to control prices of essential goods. The exchange rate slipped 12% from March to June, as a result of feeble inflows from tobacco sales and a worsening global environment for commodities. The International Monetary Fund agreed to disburse $52 million out of a $172 million program, breathing some life into the country's economic prospects and restoring sentiment. The market fell 27.6% during the quarter, as measured by the Fleming Zimbabwe Index.

GHANA

The market in Ghana moderated its first quarter pace, with the Databank Ghana Index gaining 12.7% in the three months ended June 30, 1998 and recording a healthy 81% rise since the beginning of the year. Concerns over nationwide power shortages waned with the return of rainfall to fuel the hydroelectric plants. Local interest rates were cut several times, declining by 6% in aggregate over the three months ended June 30, 1998 as a response to the falling inflation which currently stands around the 20% level. The Fund maintains its significant overweight position in Ghana as valuations remain cheap with the market trading at a price-earnings ratio of 5.7 times 1998 forecast earnings while the domestic macroeconomic environment continues to improve.

MAURITIUS

The market in Mauritius rose 5.6% during the second quarter, as foreign investors returned to the market lured by attractive valuations. The economy continued to perform well, with projected growth and inflation at 5.5% and 7%, respectively. The banking and tourism sectors, where the Fund is concentrated, continue to outperform.

On July 1, 1998, the Fund announced that its Board of Directors had authorized a share repurchase program for the Fund for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. The Fund commenced the repurchase program on July 2nd and will continue to repurchase the Fund's outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors. We will update you on the progress of the repurchase program in future shareholder reports.

Beginning with this report, we are discontinuing our practice of designating and individual portfolio manager to sign our reports to shareholders in order to better reflect the "Team" investment approach of the Fund's investment adviser, Morgan Stanley Asset Management ("MSAM"). The global emerging markets team at MSAM has general oversight of the investment management of the Fund. Jaideep Khanna continues to have primary responsibility for the day-to-day management of the Fund's assets.

Sincerely,


/s/ Michael F. Klein


Michael F. Klein
PRESIDENT AND DIRECTOR

July 1998

Morgan Stanley Africa Investment Fund, Inc.
Investment Summary as of June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION                                                  TOTAL RETURN (%)
                              ---------------------------------------------------------------------------
                                 MARKET VALUE (1)          NET ASSET VALUE (2)            INDEX (3)
                              ---------------------      ----------------------  ------------------------
                                           AVERAGE                      AVERAGE                  AVERAGE
                              CUMULATIVE   ANNUAL        CUMULATIVE     ANNUAL   CUMULATIVE      ANNUAL
                              ----------  ---------      -----------    -------  ----------    ----------
     Fiscal Year to Date         3.64%        --             8.84%          --      -5.64%           --
     One Year                  -20.11     -20.11%          -11.07       -11.07%    -22.67        -22.67%
     Since Inception*           24.62       5.16            64.45        12.04      27.71          5.70

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION (2)



                                    [GRAPH]





                                                     YEAR ENDED DECEMBER 31,                        SIX MONTHS
                                                                                                       ENDED
                                                                                                     JUNE 30,
                                         1994*          1995            1996             1997          1998
                                        ------         ------          ------           ------      ----------
Net Asset Value Per Share...........    $14.43         $17.05          $16.86           $14.45        $15.67
Market Value Per Share..............    $11.38         $12.88          $13.63           $11.50        $11.88
Premium/(Discount)..................     -21.1%         -24.5%          -19.2%           -20.4%        -24.2%
Income Dividends....................     $0.54         $ 0.96           $0.14            $0.30         $0.05
Capital Gains Distributions.........        --         $ 0.01           $1.23            $2.25         $0.00#
Fund Total Return (2)...............      7.34%         26.14%           8.64%            2.69%         8.84%
Index Total Return (3)..............     38.41%         14.81%         -10.72%           -4.61%        -5.64%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Fleming Africa Index including South Africa is a market capitalization weighted index based on the indices of eleven countries including Botswana, Egypt, Ghana, Kenya, Malawi, Mauritius, Morocco, Namibia, South Africa, Tunisia, and Zimbabwe. The local indices include dividends except for Botswana, Ghana, Kenya and Namibia. The historical return of the Index for the comparable periods are presented above.
  *  The Fund commenced operations on February 14, 1994.
  #  Amount is less than U.S.$0.01 per share.

Morgan Stanley Africa Investment Fund, Inc.
Portfolio Summary as of June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                        [CHART]

Equity Securities               (94.8%)
Short-Term Investments           (4.5%)
Debt Instruments                 (0.7%)

--------------------------------------------------------------------------------
SECTORS

                                        [CHART]

Banking                         (19.6%)
Beverages & Tobacco             (11.4%)
Building Materials & Components  (2.5%)
Business & Public Services       (3.7%)
Chemicals                        (5.2%)
Financial Services               (2.9%)
Food & Household Products        (2.6%)
Merchandising                    (7.5%)
Multi-Industry                  (16.8%)
Real Estate                      (3.3%)
Other                           (24.5%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                        [CHART]

South Africa                    (26.8%)
Egypt                           (19.8%)
Ghana                           (11.6%)
Mauritius                       (11.5%)
Zimbabwe                        (11.4%)
Botswana                         (5.1%)
Kenya                            (2.1%)
Morocco                          (2.1%)
Zambia                           (0.9%)
Ivory Coast                      (0.7%)
Other                            (8.0%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                           PERCENT OF
                                                           NET ASSETS
                                                           ----------
   1.  State Bank of Mauritius Ltd. (Mauritius)               5.8%
   2.  Meikles Africa Ltd. (Zimbabwe)                         4.3
   3.  Sechaba Breweries Ltd. (Botswana)                      4.2
   4.  New Africa Investments Ltd. (South Africa)             3.9
   5.  Delta Corp., Ltd. (Zimbabwe)                           3.7
   6.  Standard Chartered Bank (Ghana)                        3.3
   7.  Social Security Bank Ltd. (Ghana)                      3.0
   8.  Primedia Ltd. (South Africa)                           2.3
   9.  Mauritius Commercial Bank (Mauritius)                  2.3
  10.  The Education Investment Corp., Ltd.
         (South Africa)                                       2.2
                                                            -----
                                                             35.0%
                                                            -----
                                                            -----


* Excludes short-term investments.

FINANCIAL STATEMENTS
-------
STATEMENT OF NET ASSETS (Unaudited)
-------
JUNE 30, 1998

                                                                           VALUE
                                                       SHARES              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.4%)
 (Unless otherwise noted)
--------------------------------------------------------------------------------
BOTSWANA (5.1%)
BANKING
    Barclays Bank of Botswana                          170,000    U.S.$      784
    First National Bank of Botswana                    140,000               500
    Standard Chart Bank of Botswana                    210,000             1,089
                                                                  --------------
                                                                           2,373
                                                                  --------------
BEVERAGES & TOBACCO
    Sechaba Breweries Ltd.                           7,571,450            10,035
                                                                  --------------
                                                                          12,408
                                                                  --------------
--------------------------------------------------------------------------------
EGYPT (19.8%)
BANKING
(a) Al Watany Bank of Egypt                             22,014               265
    Commercial International Bank                        5,681                63
    National Societe Generale Bank                      82,423             1,522
                                                                  --------------
                                                                           1,850
                                                                  --------------
BEVERAGES & TOBACCO
    Al-Ahram Beverages Co.                                28,650           1,831
    Al-Ahram Beverages Co. GDR                           104,500           3,286
    Eastern Tobacco                                      256,150           4,594
                                                                  --------------
                                                                           9,711
                                                                  --------------
BUILDING MATERIALS & COMPONENTS
    Ameriyah Cement Co.                                      435               7
    Helwan Portland Cement Co.                            11,650             176
    Suez Cement Co.                                      149,100           2,706
    Suez Cement Co. GDR                                    6,600             122
    Torah Portland Cement Co.                            150,770           2,597
                                                                  --------------
                                                                           5,608
                                                                  --------------
CHEMICALS
    Egyptian Finance & Industrial Co.                  224,900             4,813
    Paints & Chemical Industries                        19,510               561
    Paints & Chemical Industries GDR                   325,900             2,884
                                                                  --------------
                                                                           8,258
                                                                  --------------
CONSTRUCTION & HOUSING
(a) Arabian International Construction                  46,000             1,942
                                                                  --------------
ELECTRICAL & ELECTRONICS
    Egyptian Electro Cables                             21,780               383
                                                                  --------------
FOOD & HOUSEHOLD PRODUCTS
    Central Flour Mills                                    110                 1
    North Cairo Flour Mills                              5,855                99
                                                                  --------------
                                                                             100
                                                                  --------------
MERCHANDISING
    MSIR Free Shops Co.                                103,420             1,213
                                                                  --------------
MULTI-INDUSTRY
    Industrial Engineering Enterprises Co.             228,138             3,712
                                                                  --------------
REAL ESTATE
(a) Alexandria Real Estate Investment Co.               28,000      U.S.$1,309
    Helioplis Housing                                   15,000           1,499
    Madinet Nasr Housing & Development                 105,790           5,063
                                                                --------------
                                                                         7,871
                                                                --------------
TEXTILES & APPAREL
    KABO-El Nasr Clothing & Textile Co.                110,850           2,437
                                                                --------------
UTILITIES - ELECTRICAL & GAS
    Egypt Gas Co.                                       50,000           4,791
                                                                --------------
                                                                        47,876
                                                                --------------
--------------------------------------------------------------------------------
GHANA (11.6%)
AUTOMOBILES
(a)Mechanical Lloyd Co., Ltd.                        2,000,000             153
                                                                --------------
BANKING
    Ghana Commercial Bank                            5,394,580           3,823
    Social Security Bank Ltd.                        6,560,000           7,353
    Standard Chartered Bank                            940,500           8,078
                                                                --------------
                                                                        19,254
                                                                --------------
BEVERAGES & TOBACCO
(a) Guinness Ghana Ltd.                              3,800,979           1,959
(a) Kumasi Brewery Ltd.                                336,000             433
    Pioneer Tobacco Co., Ltd.                        5,906,600           1,649
                                                                --------------
                                                                         4,041
                                                                --------------
FINANCIAL SERVICES
(a) Home Finance Co.                                 2,345,700             755
                                                                --------------
FOOD & HOUSEHOLD PRODUCTS
(a) Unilever Ghana Ltd.                              2,494,900           2,250
                                                                --------------
MANUFACTURING
    Aluworks Ghana Ltd.                              1,200,000           1,546
                                                                --------------
METALS -- NON-FERROUS
(a) Ghana Pioneer Aluminum Factory                   1,043,400             202
                                                                --------------
                                                                        28,201
                                                                --------------
--------------------------------------------------------------------------------
IRELAND (0.6%)
MINING
(a) Kenmare Resources plc                            3,565,000             597
                                                                --------------
OIL & GAS
(a) Tuskar Resources plc                            17,829,000             745
                                                                --------------
                                                                         1,342
                                                                --------------
--------------------------------------------------------------------------------
IVORY COAST (0.7%)
MISCELLANEOUS MATERIALS & COMMODITIES
(a) SOC Ivoirienne de Coco Rappe                        24,000             795
                                                                --------------
MULTI-INDUSTRY
(a) Filature Tissages Sacs                              20,000           1,008
                                                                --------------
                                                                         1,803
                                                                --------------
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                                                           VALUE
                                                        SHARES             (000)
--------------------------------------------------------------------------------
KENYA (2.1%)
BANKING
    Kenya Commercial Bank Ltd.                         991,326    U.S.$    1,166
    National Industrial Credit Bank                    311,551               215
                                                                  --------------
                                                                           1,381
                                                                  --------------
CONSTRUCTION & HOUSING
    Athi River Mining Ltd.                           3,262,500               494
                                                                  --------------
INDUSTRIAL COMPONENTS
    Firestone East Africa Ltd.                       3,171,300               906
                                                                  --------------
MERCHANDISING
    Uchumi Supermarket Ltd.                          2,501,107             1,933
                                                                  --------------
UTILITIES -- ELECTRICAL & GAS
    Kenya Power & Lighting Co., Ltd.                   100,000               319
                                                                  --------------
                                                                           5,033
                                                                  --------------
--------------------------------------------------------------------------------
MALAWI (0.5%)
FOOD & HOUSEHOLD PRODUCTS
(a) Sugar Corp. of Malawi                            7,160,000             1,085
                                                                  --------------
--------------------------------------------------------------------------------
MAURITIUS (11.5%)
BANKING
    Mauritius Commercial Bank                        1,202,145             5,602
    State Bank of Mauritius Ltd.                    20,842,469            13,923
                                                                  --------------
                                                                          19,525
                                                                  --------------

FOOD & HOUSEHOLD PRODUCTS
    Happy World Foods Ltd.                           1,457,634               938
                                                                  --------------
LEISURE & TOURISM
    New Mauritus Hotels                              1,616,112             3,499
                                                                  --------------
MULTI-INDUSTRY
    Rogers and Co., Ltd.                               602,081             3,848
                                                                  --------------
                                                                          27,810
                                                                  --------------
--------------------------------------------------------------------------------
MOROCCO (2.1%)
MULTI-INDUSTRY
    Credor                                              30,000             3,113
    SNI Maroc                                           20,852             2,001
                                                                  --------------
                                                                           5,114
                                                                  --------------
--------------------------------------------------------------------------------
SOUTH AFRICA (26.1%)
BANKING
    NBS Boland Group Ltd.                            1,001,260             1,303
                                                                  --------------
BEVERAGES & TOBACCO
    Amalgamated Beverage Industries Ltd.               409,700             3,565
    Suncrush Ltd.                                      151,300               319
                                                                  --------------
                                                                           3,884
                                                                  --------------
BROADCASTING & PUBLISHING
    Primedia Ltd.                                      856,000             5,626
                                                                  --------------
BUSINESS & PUBLIC SERVICES
    Persetel Holdings Ltd.                             400,000             3,581
    The Education Investment Corp., Ltd.             2,913,850             5,292
                                                                  --------------
                                                                           8,873
                                                                  --------------

CHEMICALS
    Polfin Ltd.                                      1,000,000    U.S.$      895
    SASOL Ltd.                                         330,242             1,917
(a) SASOL Ltd. 8.50% (Convertible Preferred)           294,400             1,641
                                                                  --------------
                                                                           4,453
                                                                  --------------
CONSTRUCTION & HOUSING
    Concor Ltd.                                        294,522               761
                                                                  --------------
ELECTRICAL & ELECTRONICS
    DataTec Ltd.                                       179,000             3,327
                                                                  --------------
ENERGY SOURCES
(a) Energy Africa Ltd.                                 144,700               483
    Engen Ltd.                                         133,300               369
                                                                  --------------
                                                                             852
                                                                  --------------

FINANCIAL SERVICES
    ABSA Group Ltd.                                    253,770             1,586
    Coronation Holdings Ltd.                           131,400             2,042
    Orion Selections Ltd.                              823,000             1,022
    Orion Selections Holdings Ltd.                     488,000               825
(a) Real Africa Durolink Holdings Ltd.               1,000,000               676
                                                                  --------------
                                                                           6,151
                                                                  --------------
LEISURE & TOURISM
    Spur Holdings Ltd.                                 646,700               568
    Sun International Ltd.                           2,518,371               851
                                                                  --------------
                                                                           1,419
                                                                  --------------
MACHINERY & ENGINEERING
    Howden Africa Holdings Ltd.                      2,010,172               628
                                                                  --------------
MERCHANDISING
(a) New Clicks Holdings Ltd.                         3,831,500             4,822
                                                                  --------------
METALS -- STEEL
    Iscor Ltd.                                      12,638,700             2,391
                                                                  --------------
MULTI-INDUSTRY
    Bidvest Group Ltd.                                 403,430             3,084
(a) First South Africa Corp.                           278,404             1,166
(a) First South Africa Corp.
      (Warrants), expiring 1/24/01                           5                --
(a) New Africa Investments Ltd. (Preferred) "N"      8,849,700             9,494
                                                                  --------------
                                                                          13,744
                                                                  --------------

RETAIL -- MAJOR DEPARTMENT STORES
    Edgars Stores Ltd.                                 120,000             1,064
    Ellerine Holdings Ltd.                             300,000             1,647
    Protea Furnishers Ltd.                           2,066,582             1,467
    Woolworths Holdings Ltd.                         1,190,000               884
                                                                  --------------
                                                                           5,062
                                                                  --------------
                                                                          63,296
                                                                  --------------
--------------------------------------------------------------------------------
ZAMBIA (0.9%)
FOOD & HOUSEHOLD PRODUCTS
    Zambia Sugar Co., Ltd.                         151,371,609             1,456
                                                                  --------------
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                                                                           VALUE
                                                        SHARES             (000)
--------------------------------------------------------------------------------
ZAMBIA (CONTINUED)
MINING
(a) Zambia Consolidated Copper Mines                   600,000    U.S.$      795
                                                                  --------------
                                                                           2,251
                                                                  --------------
--------------------------------------------------------------------------------
ZIMBABWE (11.4%)
BANKING
    NMBZ Holdings Ltd.                               2,284,000             1,798
                                                                  --------------
BUILDING MATERIALS & COMPONENTS
    PG Industries Ltd.                               1,713,446               123
    Portland Holdings Ltd.                             400,000               289
(a) Portland Holdings Ltd.
    13.00% (Convertible Preferred)                      25,000                18
                                                                  --------------
                                                                             430
                                                                  --------------
ENERGY SOURCES
    Wankie Colliery Co. Ltd.                         7,871,900             1,311
                                                                  --------------
FOOD & HOUSEHOLD PRODUCTS
    Eastern Highland Plantation                      3,375,659               440
                                                                  --------------
LEISURE & TOURISM
    Zimbabwe Sun Ltd.                                6,617,338             1,029
                                                                  --------------
MERCHANDISING
    Meikles Africa Ltd.                              8,419,880            10,314
                                                                  --------------
METALS -- NON-FERROUS
    Bindura Nickel Corp., Ltd.                         658,750                62
                                                                  --------------
MULTI-INDUSTRY
    CFI Holdings                                     1,054,300                44
    Delta Corp., Ltd.                               13,497,630             8,844
    TA Holdings Ltd.                                11,432,100               666
    Trans Zambezi Industries Ltd.                    6,012,410               751
(a) Trans Zambezi Industries Ltd.
      ADR 144A                                       5,000,000               625
    Trans Zambezi Industries Ltd. - New                360,000                45
    TSL Ltd.                                         3,477,000               579
                                                                  --------------
                                                                          11,554
                                                                  --------------
TEXTILES & APPAREL
    Spinweave                                        4,448,000               124
                                                                  --------------
WHOLESALE & INTERNATIONAL TRADE
    Interfresh Ltd.                                 15,000,000               583
                                                                  --------------
                                                                          27,645
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost U.S.$210,910)                                                     223,864
                                                                  --------------
--------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT             VALUE
                                                         (000)             (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENT (0.7%)
--------------------------------------------------------------------------------
SOUTH AFRICA (0.7%)
MULTI-INDUSTRY
(b) First South Africa Corp. 9.00%, 6/15/04
     (Cost U.S.$2,252)                        U.S.$      2,500    U.S.$    1,588
                                                                  --------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.1%)
--------------------------------------------------------------------------------
UNITED STATES (3.1%)
REPURCHASE AGREEMENT
    Chase Securities, Inc. 5.40%,
      dated 6/30/98, due 7/1/98, to be
      repurchased at U.S.$7,501, collateralized
      by U.S.$6,655, United States Treasury
      Bonds, 6.625%, due 2/15/27, valued at
      U.S.$7,678
      (Cost U.S.$7,500)                                  7,500             7,500
                                                                  --------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (1.3%)
    Egyptian Pound                           EGP         1,315               386
    Ghana Cedi                               GHC     1,074,611               462
    South African Rand                       ZAR        13,225             2,234
    Zimbabwe Dollar                          ZWD         1,109                61
                                                                  --------------
     (Cost U.S.$3,283)                                                     3,143
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.5%)
     (Cost U.S.$223,945)                                          U.S.$  236,095
                                                                  --------------
--------------------------------------------------------------------------------
OTHER ASSETS (5.5%)
    Cash                                     U.S.$         373
    Net Unrealized Gain on Foreign Currency
      Exchange Contracts                                 9,067
    Receivable for Investments Sold                      1,822
    Dividends Receivable                                 1,810
    Interest Receivable                                    227
    Deferred Organization Costs                              7
    Other Assets                                            29            13,335
                                                   -----------     -------------
--------------------------------------------------------------------------------
LIABILITIES (-3.0%)
    Payable for:
     Investments Purchased                              (5,730)
     Distributions Declared                               (730)
     Custodian Fees                                       (410)
     Investment Advisory Fees                             (247)
     Directors' Fees and Expenses                          (49)
     Professional Fees                                     (43)
     Shareholder Reporting Expenses                        (42)
     Administrative Fees                                   (22)
Other Liabilities                                          (20)          (7,293)
                                                    -----------    -------------
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                                        AMOUNT
                                                                         (000)
------------------------------------------------------------------------------
NET ASSETS (100%)
    Applicable to 15,448,477, issued
      and outstanding U.S.$0.01 par value
      shares (100,000,000 shares authorized)                     U.S.$ 242,137
                                                                 -------------
                                                                 -------------
------------------------------------------------------------------------------
NET ASSETS VALUE PER SHARE                                       U.S.$   15.67
                                                                 -------------
                                                                 -------------
------------------------------------------------------------------------------
AT JUNE 30, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
    Common Stock                                                 U.S.$     154
    Capital Surplus                                                    216,929
    Undistributed Net Investment Income                                  3,308
    Accumulated Net Realized Gain                                          347
    Unrealized Appreciation on Investments and
     Foreign Currency Translations                                      21,399

------------------------------------------------------------------------------
TOTAL NET ASSETS                                                 U.S.$ 242,137
                                                                 -------------
                                                                 -------------
------------------------------------------------------------------------------

    (a)  -- Non-income producing
    (b)  -- Security valued at fair value -- see note A-1 to
            financial statements.
     @   -- Amount is less than U.S.$500.
  144A   -- Certain conditions for public sale may exist.
   ADR   -- American Depositary Receipt
   GDR   -- Global Depositary Receipt
------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
    Under the terms of foreign currency exchange contracts open at June 30, 1998, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                     NET
   CURRENCY                                IN                     UNREALIZED
     TO                                  EXCHANGE                    GAIN
   DELIVER       VALUE    SETTLEMENT       FOR            VALUE     (LOSS)
   (000)         (000)       DATE         (000)           (000)      (000)
------------ -----------  ---------- -------------- ------------- -----------
U.S.$    822 U.S.$   822    07/03/98 GHC  1,907,059 U.S.  $   819 U.S. $   (3)
ZAR  182,612      29,936    09/08/98 U.S.$   34,766        34,766       4,830
      39,915       6,538    09/10/98          7,500         7,500         962
      55,210       9,016    09/17/98         10,000        10,000         984
      40,088       6,544    09/18/98          7,245         7,245         701
      40,088       6,544    09/18/98          7,257         7,257         713
      40,633       6,459    12/23/98          7,000         7,000         541
      27,135       4,161    06/23/99          4,500         4,500         339
             -----------                              -----------  ----------
             U.S.$70,020                              U.S.$79,087  U.S.$9,067
             -----------                              -----------  ----------
             -----------                              -----------  ----------

------------------------------------------------------------------------------
JUNE 30, 1998 EXCHANGE RATES:
------------------------------------------------------------------------------
EGP    Egyptian Pound                                       3.411 = U.S. $1.00
GHC    Ghana Cedi                                       2,328.500 = U.S. $1.00
ZAR    South African Rand                                   5.919 = U.S. $1.00
ZWD    Zimbabwe Dollar                                     18.010 = U.S. $1.00

------------------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- JUNE 30, 1998
                                                                     PERCENT
                                                          VALUE      OF NET
INDUSTRY                                                  (000)      ASSETS
------------------------------------------------------------------------------
Automobiles                                          U.S.$    153      0.1%
Banking                                                    47,484     19.6
Beverages & Tobacco                                        27,671     11.4
Broadcasting & Publishing                                   5,626      2.3
Building Materials & Components                             6,038      2.5
Business & Public Services                                  8,873      3.7
Chemicals                                                  12,711      5.2
Construction & Housing                                      3,197      1.3
Electrical & Electronics                                    3,710      1.5
Energy Sources                                              2,163      0.9
Financial Services                                          6,906      2.9
Food & Household Products                                   6,269      2.6
Industrial Components                                         906      0.4
Leisure & Tourism                                           5,947      2.5
Machinery & Engineering                                       628      0.3
Manufacturing                                               1,546      0.6
Merchandising                                              18,282      7.5
Metals -- Non-Ferrous                                         264      0.1
Metals -- Steel                                             2,391      1.0
Mining                                                      1,392      0.6
Miscellaneous Materials & Commodities                         795      0.3
Multi-Industry                                             40,568     16.8
Oil & Gas                                                     744      0.3
Real Estate                                                 7,871      3.3
Retail -- Major Department Stores                           5,062      2.1
Textiles & Apparel                                          2,561      1.1
Utilities -- Electrical & Gas                               5,111      2.1
Wholesale & International Trade                               583      0.2
Other                                                      10.643      4.3
                                                     ------------     ----
                                                     U.S.$236,095     97.5%
                                                     ------------     ----
                                                     ------------     ----
------------------------------------------------------------------------------


SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
JUNE 30, 1998
                                                                     PERCENT
                                                          VALUE      OF NET
COUNTRY                                                   (000)      ASSETS
------------------------------------------------------------------------------
Botswana                                              U.S.$12,408      5.1%
Egypt                                                      47,876     19.8
Ghana                                                      28,201     11.6
Ireland                                                     1,342      0.6
Ivory Coast                                                 1,803      0.7
Kenya                                                       5,033      2.1
Malawi                                                      1,085      0.5
Mauritius                                                  27,810     11.5
Morocco                                                     5,114      2.1
South Africa                                               64,884     26.8
United States (short-term investment)                       7,500      3.1
Zambia                                                      2,251      0.9
Zimbabwe                                                   27,645     11.4
Other                                                       3,143      1.3
                                                     ------------     ----
                                                     U.S.$236,095     97.5%
                                                     ------------     ----
                                                     ------------     ----

------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                 SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 1998
                                                                 (UNAUDITED)
STATEMENT OF OPERATIONS                                             (000)
------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends. . . . . . . . . . . . . . . . . . . . . . .     U.S.$    5,699
    Interest . . . . . . . . . . . . . . . . . . . . . . . .              286
    Less: Foreign Taxes Withheld . . . . . . . . . . . . . .             (226)
------------------------------------------------------------------------------
      Total Income . . . . . . . . . . . . . . . . . . . . .            5,759
------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees . . . . . . . . . . . . . . . .            1,507
    Custodian Fees . . . . . . . . . . . . . . . . . . . . .              383
    Administrative Fees. . . . . . . . . . . . . . . . . . .              130
    Professional Fees  . . . . . . . . . . . . . . . . . . .               57
    Shareholder Reporting Expenses . . . . . . . . . . . . .               34
    Directors' Fees and Expenses . . . . . . . . . . . . . .               29
    Transfer Agent Fees  . . . . . . . . . . . . . . . . . .                7
    Other Expenses . . . . . . . . . . . . . . . . . . . . .               76
------------------------------------------------------------------------------
      Total Expenses . . . . . . . . . . . . . . . . . . . .            2,223
------------------------------------------------------------------------------
        Net Investment Income  . . . . . . . . . . . . . . .            3,536
------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold . . . . . . . . . . . . . . .            4,311
    Foreign Currency Transactions  . . . . . . . . . . . . .             (511)
------------------------------------------------------------------------------
      Net Realized Gain. . . . . . . . . . . . . . . . . . .            3,800
------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments  . . . . . . . . . . . . . .            3,058
    Appreciation on Foreign Currency Translations  . . . . .            9,270
------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation . . . .           12,328
------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized
    Appreciation/Depreciation  . . . . . . . . . . . . . . .           16,128
------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . .   U.S.$   19,664
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                              SIX MONTHS
                                                 ENDED
                                             JUNE 30, 1998        YEAR ENDED
                                              (UNAUDITED)     DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS               (000)               (000)
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Income. . . . . . . . . . . U.S.$   3,536   U.S.$    5,273
    Net Realized Gain. . . . . . . . . . . . .         3,800           24,986
    Change in Unrealized
      Appreciation/Depreciation. . . . . . . .        12,328          (28,174)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
      Operations . . . . . . . . . . . . . . .        19,664            2,085
------------------------------------------------------------------------------
Distributions:
    Net Investment Income. . . . . . . . . . .          (693)          (4,710)
    Net Realized Gains . . . . . . . . . . . .           (37)         (31,278)
    In Excess of Net Realized Gains. . . . . .            --           (3,416)
------------------------------------------------------------------------------
    Total Distributions. . . . . . . . . . . .          (730)         (39,404)
------------------------------------------------------------------------------
    Total Increase (Decrease). . . . . . . . .        18,934          (37,319)

Net Assets:
    Beginning of Period. . . . . . . . . . . .       223,203          260,522
------------------------------------------------------------------------------
    End of Period (including undistributed net
    investment income of U.S.$3,308 and
    U.S.$465, respectively). . . . . . . . . . U.S.$ 242,137   U.S.$  223,203
------------------------------------------------------------------------------
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                 SIX MONTHS
                                                    ENDED                YEAR ENDED DECEMBER 31,                PERIOD FROM
SELECTED PER SHARE                             JUNE 30, 1998  -------------------------------------------  FEBRUARY 14, 1994* TO
DATA AND RATIOS:                                     (UNAUDITED)           1997           1996           1995     DECEMBER 31, 1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . .    U.S.$  14.45   U.S.$  16.86   U.S.$  17.05   U.S.$  14.43   U.S.$  14.10
--------------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . . .              --             --             --             --          (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income  . . . . . . . . . . .            0.23           0.34           0.35           0.64           0.54
Net Realized and Unrealized Gain (Loss)
 on Investments  . . . . . . . . . . . . . .            1.04          (0.20)          0.83           2.95           0.38
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations . . . .            1.27           0.14           1.18           3.59           0.92
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income  . . . . . . . . . .           (0.05)         (0.30)         (0.14)         (0.96)         (0.54)
  In Excess of Net Investment Income . . . .              --             --             --          (0.00)#        (0.00)#
  Net Realized Gains . . . . . . . . . . . .           (0.00)#        (2.04)         (1.23)         (0.01)            --
  In Excess of Net Realized Gains  . . . . .              --          (0.21)            --             --             --
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions  . . . . . . . . . .           (0.05)         (2.55)         (1.37)         (0.97)         (0.54)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . .    U.S.$  15.67   U.S.$  14.45   U.S.$  16.86   U.S.$  17.05   U.S.$  14.43
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  . . .    U.S.$  11.88   U.S.$  11.50   U.S.$  13.63   U.S.$  12.88   U.S.$  11.38
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value . . . . . . . . . . . . . . .           3.64%          1.13%         16.26%         20.84%        (15.37%)
  Net Asset Value (1)  . . . . . . . . . . .           8.84%          2.69%          8.64%         26.14%          7.34%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)  . . .    U.S.$242,137   U.S.$223,203   U.S.$260,522   U.S.$236,428   U.S.$222,929
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets  . .            1.79%**        1.77%          1.79%          1.77%          1.87%**
Ratio of Net Investment Income to
  Average Net Assets . . . . . . . . . . . .            2.84%**        1.72%          2.11%          4.18%          4.47%**
Portfolio Turnover Rate. . . . . . . . . . .              22%            40%            68%            66%            32%
--------------------------------------------------------------------------------------------------------------------------------

   *  Commencement of operations
  **  Annualized
   #  Amount is less than U.S.$0.01 per share.
 (1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1998
--------------------
     The Morgan Stanley Africa Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 14, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

 1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others. Due to certain African securities markets' small size, degree of liquidity and volatility, the price which the Fund may realize upon sale of securities may not be equal to its value as presented in the financial statements.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. The Fund accrues such taxes when the related income is earned.

 3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

          - investments, other assets and liabilities at the prevailing rate of exchange on valuation date;

          - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books, if any, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

     The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

     Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

      5.  FOREIGN CURRENCY EXCHANGE CONTRACTS:   The Fund may enter into foreign
          currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

      6. DEBT INSTRUMENTS: The Fund may invest in debt instruments including those in the form of fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments ("Assignments") of all or a portion of Loans from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

      7. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

      8. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

      9.  SWAP AGREEMENTS:   The Fund may enter into swap agreements to exchange
          the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

          INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

          TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

          Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

      10. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

     11. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

     12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and gains on certain securities of corporations designated as "passive foreign investment companies".

          Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

          Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

     B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.20% of the Fund's average weekly net assets.

     C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus

     $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

     D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. International Custodian fees are payable monthly based on Fund assets under custody plus an amount for each transaction effected. For the six months ended June 30, 1998, international custodian fees totaled $379,000, of which $379,000 was payable to the International Custodian at June 30, 1998. In addition, for the six months ended June 30, 1998, the Fund has earned interest income of $7,000 and incurred interest expense of $34,000 on balances with the International Custodian.

     E. For the six months ended June 30, 1998, the Fund made purchases and sales totaling approximately $55,039,000 and $58,246,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. For the six months ended June 30, 1998, the Fund placed a portion of its portfolio transactions with affiliated broker/dealers. Accordingly, the Fund incurred brokerage commissions of $2,000 with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser, for the six months ended June 30, 1998. At June 30, 1998, the U.S. Federal income tax cost basis of securities was 220,662,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $12,290,000 of which $50,663,000 related to appreciated securities and $38,373,000 related to depreciated securities.

     F. In connection with its organization and initial public offering of shares, the Fund incurred $60,000 and $719,000 of organization and offering costs, respectively. The organization costs are being amortized on a straight-line basis over a five-year period beginning February 14, 1994, the date the Fund commenced operations. The offering costs were charged to capital.

     G. A significant portion of the Fund's net assets consists of securities of issuers located in Africa. These securities are denominated in foreign currencies and involve certain considerations and risks not typically associated with investments in the United States. Securities of these issuers are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, the securities markets in these countries are less developed than the U.S. securities market and there is often substantially less publicly available information about African issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and consist primarily of physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions in certain African nations.

     These securities may also be subject to substantial governmental involvement in the economy and greater social, economic, and political uncertainty which could adversely affect the liquidity or value, or both, of the Fund's investment. In addition, the Fund's ability to hedge its currency risk is limited, possibly exposing the Fund to currency devaluation and other exchange rate fluctuations. Accordingly, the price which the Fund may realize upon sale of such securities may not be equal to its value as presented in the financial statements.

     H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30, 1998 totaled $38,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

     I. During June 1998, the Board declared distributions of $0.0449 and $0.0024 per share, derived from net investment income and net realized gains, respectively, payable on July 15, 1998, to shareholders of record on June 30, 1998. Also in June, the Board of Directors amended your Fund's by-laws to require advance notice of any proposals to be made at stockholders' meetings. For annual meetings the notice must be given to the Fund's secretary at least 60 days before the anniversary date of the previous year's annual meeting. This year's annual meeting of stockholders was held on June 24. This provision was adopted to permit the Fund's stockholders and Directors to consider every stockholder proposal on an informed basis and in an organized fashion, taking into account the interests of all affected constituencies.

                       J.  Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Morgan Stanley Africa Investment Fund, Inc. was held on June 24, 1998. The following is a summary of each proposal presented and the total number of shares voted:


                                                                  VOTES IN      VOTES     AUTHORITY     VOTES
PROPOSAL:                                                         FAVOR OF     AGAINST    WITHHELD    ABSTAINED
--------                                                          ---------    -------    ---------   ---------
1.  To elect the following Directors:   Michael F. Klein . . . .  7,967,337       --      3,821,608         --
                                        Barton M. Biggs. . . . .  7,972,885       --      3,816,044         --
                                        John A Levin . . . . . .  7,972,885       --      3,816,044         --
                                        William G. Morton, Jr. .  7,972,885       --      3,816,044         --

2.  To ratify the selection of PricewaterhouseCoopers LLP as
    independent accountants of the Fund. . . . . . . . . . . . . 11,707,105   41,640             --     40,185

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends and distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The provisions of the Plan have been modified to conform to the above description regarding the option of Participants to make additional voluntary cash payments to the Plan on an annual, rather than monthly, basis. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:


                                Morgan Stanley Africa Investment Fund, Inc.
                                American Stock Transfer & Trust Company
                                Dividend Reinvestment and Cash Purchase Plan
                                40 Wall Street
                                New York, NY 10005
                                1-800-278-4353